Exhibit 77(q)(1)

Exhibits

(a)(1)   Amendment #68 effective January 21, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING Marsico International Opportunities Portfolio to ING T. Rowe Price International Stock Portfolio and ING Pioneer Equity Income Portfolio to ING Large Cap Value Portfolio - Filed as an exhibit to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement filed on Form N-1A on April 27, 2011 and incorporated herein by reference.

(a)(2)   Amendment #69 dated January 24, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to abolish ING American Funds Growth-Income Portfolio, ING BlackRock Large Cap Value Portfolio, ING Lord Abbett Growth and Income Portfolio, and ING Morgan Stanley Global Tactical Asset Allocation Portfolio Portfolio - Filed as an exhibit to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement filed on Form N-1A on April 27, 2011 and incorporated herein by reference.

(a)(3)   Amendment #70 effective April 29, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING Van Kampen Growth and Income Portfolio to ING Invesco Van Kampen Growth and Income Portfolio and ING Wells Fargo Health Care Portfolio to ING BlackRock Health Sciences Opportunities Portfolio Portfolio - Filed as an exhibit to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement filed on Form N-1A on April 27, 2011 and incorporated herein by reference.

(e)(1)   Reduction Letter dated May 2011 to the Management Agreement dated February 25, 2004 between ING Investors Trust and ING Investments, LLC – Filed as an exhibit to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement filed on Form N-1A on April 27, 2011 and incorporated herein by reference.

(e)(2)   Waiver Letter dated January 21, 2011 to the Investment Management Agreement between ING Investors Trust and Directed Services LLC and ING Investors Trust dated April 29, 2005 as amended January 1, 2007 - Filed as an exhibit to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement filed on Form N-1A on April 27, 2011 and incorporated herein by reference.

(e)(3)   Waiver Letter dated May 1, 2011 to the Investment Management Agreement between ING Investors Trust and Directed Services LLC and ING Investors Trust dated April 29, 2005 as amended January 1, 2007 - Filed as an exhibit to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement filed on Form N-1A on April 27, 2011 and incorporated herein by reference.

(e)(4)   Amended Schedule A dated January 21, 2011 to the Sub-Advisory Agreement dated November 2, 2010 between Directed Services LLC and ING Investment Management Co. regarding ING Large Cap Value Portfolio – Filed herein.

(e)(5)   Sub-Advisory Agreement dated April 29, 2011 between Directed Services LLC and BlackRock Advisors, LLC – Filed herein.

(e)(6)   Termination Letter dated January 13, 2011, to the Sub-Advisory Agreement dated February 2, 2007 between ING Investors Trust, Directed Services, LLC and BlackRock Investment Management, LLC with regard to ING Black Rock Large Cap Value Portfolio2007 - Filed as an exhibit to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement filed on Form N-1A on April 27, 2011 and incorporated herein by reference.

(e)(7)   Sub-Advisory Agreement dated January 21, 2011 between Directed Services LLC and ING Investment Management Advisors B.V. with regard to Large Cap Value Portfolio Portfolio - Filed as an exhibit to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement filed on Form N-1A on April 27, 2011 and incorporated herein by reference.

(e)(7)   Sub-Advisory Agreement dated January 21, 2011 between Directed Services LLC and ING Investment Management Asia/Pacific (Hong Kong) with regard to Large Cap Value Portfolio - Filed as an exhibit to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement filed on Form N-1A on April 27, 2011 and incorporated herein by reference.

(e)(8)   Amended and Restated Portfolio Management Agreement, effective October 24, 1997, as amended and restated January2 1, 2011 between ING Investors Trust and T. Rowe Price Associates, Inc. – Filed herein.

(e)(9)   Investment Sub-Advisory Agreement dated December 31, 2010 between and among T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd. Portfolio - Filed as an exhibit to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement filed on Form N-1A on April 27, 2011 and incorporated herein by reference.

(e)(10)    Investment Management Sub-Delegation Agreement dated January 3, 2011 between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd., Tokyo Branch Portfolio - Filed as an exhibit to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement filed on Form N-1A on April 27, 2011 and incorporated herein by reference.